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                        HAWAIIAN AIRLINES, INC.

                      AMENDMENT NO. 1 TO WARRANT
                    FOR THE PURCHASE OF SHARES OF
                            COMMON STOCK

     The Warrant evidenced by Hawaiian Airlines, Inc. Warrant Certificate No. 12 is hereby amended by deleting Section 1(d) of such Warrant Certificate in its entirety and replacing it with the following:

     "(d)" This Warrant may not be exercised until American Airlines, Inc. ("American"), a wholly owned subsidiary of AMR, and Hawaiian Airlines, Inc. ("Hawaiian") enter into a binding code sharing arrangement permitting Hawaiian to add American's designator code to Hawaiian's interisland flights (other than the Honolulu to Maui segment) (a "Code Share") and all conditions to effectiveness of the Code Share have been satisfied. This Warrant may not be exercised if American and Hawaiian fail, after good faith negotiations, to enter into and execute a Code Share prior to January 1, 1997 and all conditions to effectiveness of the Code Share have not been satisfied prior to February 1, 1997."

     IN WITNESS THEREOF, Hawaiian Airlines, Inc., as issuer or the Warrant, and AMR Corporation, as the holder of the Warrant, have caused this Amendment No. 1 to be duly executed as of December 17, 1996.


                                   HAWAIIAN AIRLINES, INC.


                                   By:______________________________
                                        Name:
                                        Title:
ATTEST:


______________________________
Name:
Title:

                                   AMR CORPORATION


                                   By:______________________________
                                        Name:
                                        Title:
ATTEST:


______________________________
Name:
Title: